SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2003

AMERICAN TOWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue

Boston, Massachusetts 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5.    Other Events.

(a)    In the first quarter of 2003, American Tower Corporation (the “Company”) designated an office building in Westwood, Massachusetts (“Westwood”), which was primarily held as rental property in the Company’s rental and management segment, as a discontinued operation. In May 2003, the Company sold Westwood for $18.5 million, including $2.4 million of cash proceeds and the buyer’s assumption of $16.1 million of related mortgage notes. The Company recorded a loss on disposal of approximately $4.0 million (net of an income tax benefit of $2.1 million). In accordance with generally accepted accounting principles (“GAAP”), the Company’s Form 10-Q for the first quarter ended March 31, 2003 (the “2003 First Quarter Report”) reflected Westwood as a discontinued operation in the three month period ended March 31, 2003 and the comparative period for 2002.

The purpose of this report is to conform the presentation of information in the Company’s Form 10-K for the fiscal year ended December 31, 2002 (“2002 Form 10-K”) with the presentation reported in the 2003 First Quarter Report reflecting Westwood as a discontinued operation. In Exhibit 99.1, which is filed herewith and incorporated by reference herein, the Company has reflected Westwood as a discontinued operation in its financial statements (updating Items 8 and 15 of our 2002 Form 10-K) for the fiscal years ended December 31, 2000, 2001 and 2002 (the “Annual Financial Statements”) and made conforming changes to Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Item 7A. Quantitative and Qualitative Disclosures About Market Risk of the 2002 Form 10-K. Revenues related to the building were approximately $4.0 million, $4.3 million and $1.0 million for the years ended December 31, 2002, 2001 and 2000, respectively. Pre-tax income related to the building was approximately $0.5 million, $1.3 million and $0.4 million for the years ended December 31, 2002, 2001 and 2000, respectively.

In addition to the foregoing, the information set forth in Exhibit 99.1 also reflects reclassifications, in accordance with GAAP, for the Company’s January 1, 2003 adoption of SFAS No. 145 “Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13 and Technical Corrections” as previously disclosed in the 2003 First Quarter Report. Specifically, for the years ended December 31, 2002 and 2000 the Company has reclassified losses from the extinguishment of debt originally recorded as extraordinary items of $1.7 million and $7.2 million, respectively, to loss from write-off of deferred financing fees and extinguishment of debt. Such reclassifications were required to be presented in our 2003 First Quarter Report and will be required with the filing of our 2003 Report on Form 10-K. Accordingly, the Company has conformed the presentation of our 2002 Form 10-K in this filing.

The foregoing changes have been made solely to maintain conformity to the reporting format presented in our 2003 First Quarter Report. The Company has not modified or updated any disclosures presented in the 2002 Form 10-K, other than as required to reflect the effects of the items described above.

Because this report contains financial statements, the Company has included below the statement regarding its controls and procedures as required by applicable law:

We have established disclosure controls and procedures to ensure that material information relating to us, including our consolidated subsidiaries, is made known to the officers who certify our financial reports and to other members of senior management and the Board of Directors.

Based on their evaluation as of a date within 90 days of the filing date of this Current Report on Form 8-K, our principal executive officer and principal financial officer have concluded that our disclosure controls and procedures (as defined in Rules 13a-14(c) and 15d-14(c) under the Securities Exchange Act of 1934) are effective to ensure that the information required to be disclosed by us in reports that we file or submit under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms.

There were no significant changes in our internal controls or in other factors that could significantly affect those controls subsequent to the date of their most recent evaluation.

The chief executive officer and chief financial officer of the Company have provided the certifications required by Rule 13a-14(a) and Section 906 of the Sarbanes-Oxley Act of 2002, as Exhibits 31.1, 31.2 and 32.

(b)     On July 28, 2003, the Company announced an amendment to its senior credit facilities. The Consent and First Amendment to the Second Amended and Restated Loan Agreement entered into by and among American Towers, Inc., certain other borrower subsidiaries of the Company and the lenders named therein (“the First Amendment”) has the following principal effects. The First Amendment permits the Company to issue additional indebtedness so long as (i) 50% of the net proceeds of the first $200.0 million of such indebtedness is applied to prepay obligations under the credit facilities and (ii) the remaining net proceeds (and 100% of the net proceeds from indebtedness in excess of $200.0 million, if any) are deposited into a restricted account (in which the lenders under the credit facilities have a security interest) for the purpose of refinancing outstanding indebtedness or further prepaying obligations under the credit facilities. Any net proceeds remaining in the restricted account no later than 60 days following the issuance of such indebtedness must be used to prepay obligations under the credit facilities. The First Amendment is filed herewith, and incorporated by reference herein, as Exhibit 10.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Item

10	Consent and First Amendment to Second Amended and Restated Loan Agreement, dated July 18, 2003

12	Statement Regarding Computation of Earnings to Fixed Charges

23.1	Consent of Deloitte & Touche LLP

31.1	Certification of Chief Executive Officer pursuant to Rule 13a-14(a)

31.2	Certification of Chief Financial Officer pursuant to Rule 13a-14(a)

32	Certifications pursuant to 18 U.S.C. Section 1350

99.1	Financial statements of the Company for fiscal years ended December 31, 2000, 2001 and 2002 and related conforming changes to Items 6, 7 and 7A. of the 2002 Form 10-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2003	AMERICAN TOWER CORPORATION (Registrant)

/s/ BRADLEY E. SINGER
Bradley E. Singer Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Item

10	Consent and First Amendment to Second Amended and Restated Loan Agreement, dated July 18, 2003

12	Statement Regarding Computation of Earnings to Fixed Charges

23.1	Consent of Deloitte & Touche LLP

31.1	Certification of Chief Executive Officer pursuant to Rule 13a-14(a)

31.2	Certification of Chief Financial Officer pursuant to Rule 13a-14(a)

32	Certifications pursuant to 18 U.S.C. Section 1350

99.1	Financial statements of the Company for fiscal years ended December 31, 2000, 2001 and 2002 and related conforming changes to Items 6, 7 and 7A of the 2002 Form 10-K